UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 7, 2023

SandRidge Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-33784	20-8084793
(State or other jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1 E. Sheridan Ave, Suite 500, Oklahoma City, OK 73104
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (405) 429-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Departure of Salah Gamoudi

On September 7, 2023, Mr. Salah Gamoudi notified the Board of Directors (the “Board”) of SandRidge Energy, Inc. (the “Company”) that he is resigning as the Company’s Executive Vice President and Chief Financial Officer effective September 27, 2023 (the “Resignation”), to pursue other opportunities. Mr. Gamoudi is not resigning from the Company as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. The Company thanks Mr. Gamoudi for his service and wishes him well on his future endeavors.

Designation of Brandon Brown as Principal Financial Officer

In connection with the Resignation, the Board appointed Brandon L. Brown, Sr. as the Company’s Senior Vice President and Chief Financial Officer, effective as of September 27, 2023 (the “Brown Appointment”). Mr. Brown’s compensation will be determined at a later time.

Mr. Brown, age 45, has served as the Company’s Vice President of Accounting beginning March 2023 and Corporate Controller from June 2020 to March 2023. Prior to joining the Company in June 2020, Mr. Brown was employed at Black Stone Minerals, L.P. as the Assistant Controller and Financial Reporting Manager from August 2016 to February of 2020. Mr. Brown served as the Assistant Controller and held various other accounting and financial reporting roles at Goodrich Petroleum Corporation from August 2011 to August 2016. Prior to joining Goodrich Petroleum Corporation, Mr. Brown was employed as an external auditor at HEIN & Associates LLP and Ernst & Young LLP. Mr. Brown earned his Bachelor of Science in Accounting from Southern University and A&M College and is a Certified Public Accountant.

There is no arrangement or understanding between Mr. Brown and any other persons pursuant to which Mr. Brown was selected as an officer. There are no family relationships between Mr. Brown and any director, executive officer or person nominated or chosen by the Company to become an executive officer of the Company within the meaning of Item 401(d) of Regulation S-K under the U.S. Securities Act of 1933 (“Regulation S-K”). Since the beginning of the Company’s last fiscal year, the Company has not engaged in any transaction in which Mr. Brown had a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

In connection with the Brown Appointment, the Company designated Mr. Brown as the Company’s principal financial officer, effective as of September 27, 2023.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SandRidge Energy, Inc.

By:	/s/ Grayson Pranin
Grayson Pranin
President, Chief Executive Officer & Chief Operating Officer

Date: September 13, 2023